SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 14, 2008
LANCE, INC.
(Exact name of registrant as specified in charter)

North Carolina	0-398	56-0292920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

14120 Ballantyne Corporate Place, Suite 350, Charlotte, NC		28277

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 704-554-1421
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 14, 2008, Lance, Inc. (the “Company”) issued a press release regarding the Company’s acquisition of privately held Brent and Sam’s, Inc., a producer of branded and private label premium gourmet cookies.
A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release may contain forward looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated March 14, 2008, regarding the Company’s acquisition of privately held Brent and Sam’s, Inc.
The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: March 17, 2008	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: March 14, 2008	Commission File No: 0-398
Lance, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 14, 2008, regarding the Company’s acquisition of privately held Brent and Sam’s, Inc.